UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

May 1, 2008

Homeland Security Capital Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00631	52-2050585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1005 N. Glebe Road, Ste. 550, Arlington, Virginia	22201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(703) 528-7073

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On April 25, 2008, Homeland Security Capital Corporation's (the "Company") audit committee of the board of directors approved the engagement of Coulter & Justus P.C. ("CJ") as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2008. CJ was formally retained by the Company on April 28, 2008.

At that same meeting, the audit committee of the Company's board of directors approved the dismissal of HJ & Associates, LLC ("HJ") as its independent registered public accounting firm. The chairman of the Company’s audit committee provided notice to HJ of its dismissal on April 28, 2008.

The reports of HJ on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2007 and 2006 and through May 1, 2008, there were: (i) no "disagreements" (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K), between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJ, would have caused HJ to make reference to the subject matter of the disagreement in their reports on the Company's consolidated financial statements for such years; and (ii) no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

CJ has served as the independent accounting firm for Safety & Ecology Holdings Corporation (“SEC”) since 1998. SEC was acquired by the Company in the first quarter of 2008. During the fiscal years ended December 31, 2007 and 2006 and through May 1, 2008, the Company (not including later-acquired SEC) did not consult with CJ regarding: (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company's consolidated financial statements, and CJ did not provide either a written report or oral advice to the Company that CJ concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any "disagreement" or "reportable event".

The Company has provided HJ a copy of the disclosures in this Form 8-K prior to the filing with the Securities and Exchange Commission ("SEC") and requested that HJ furnish it with a letter addressed to the SEC stating that HJ agrees with the Company's statements in this Item 4.01. A copy of the letter dated May 2, 2008 furnished by HJ in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01

(d) Exhibits.

   16.1    Letter from HJ & Associates, LLC regarding change in certifying accountant, dated May 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2008	Homeland Safety Capital Corporation

	By:	/s/ C. Thomas McMillen
	Name:	C. Thomas McMillen
	Title:	President and Chief Executive Officer